                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                           U.S. REAL ESTATE PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Diversified                8.7%
Lodging and Resorts        7.9%
Office/Industrial         38.1%
Residential               19.1%
Retail                    17.0%
Self Storage               2.1%
Other                      7.1%

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
------------------------------------

                           TOTAL RETURNS(2)
              -------------------------------------------
                             ONE        AVERAGE ANNUAL
                 YTD         YEAR     SINCE INCEPTION(3)
              ----------  ----------  -------------------
PORTFOLIO...      -4.73%       8.39%           9.22%
INDEX.......      -5.03%       8.05%           9.79%

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ Natonal Market Systems (including dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on March 3, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                     PERCENT OF
SECURITY                           INDUSTRY          NET ASSETS
----------------------------  -------------------  ---------------
Arden Realty Group, Inc.       Office/Industrial           5.0%
CarrAmerica Realty Corp.
 REIT                          Office/Industrial           4.6%
Starwood Lodging Trust REIT   Lodging and Resorts          4.5%
Brookfield Properties Corp.    Office/Industrial           4.3%
Avalon Bay Communities,
 Inc. REIT                        Residential              4.1%

TOP FIVE SECTORS
                             VALUE     PERCENT OF
INDUSTRY                     (000)     NET ASSETS
-------------------------  ---------  -------------
Office/Industrial          $   5,781        38.1%
Residential                    2,903        19.1%
Retail                         2,569        17.0%
Diversified                    1,326         8.7%
Lodging and Resorts            1,194         7.9%

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITS").

For the six months ended June 30, 1998, the Portfolio had a total return of -4.73% compared to -5.03% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the one year period ended June 30, 1998, the Portfolio had a total return of 8.39% compared to 8.05% for the Index. From inception on March 3, 1997 to June 30, 1998, the Portfolio had an average annual total return of 9.22% compared to 9.79% for the Index.

Following a difficult first quarter, the second quarter provided very little for REIT investors to cheer about. The Index declined 4.59% for the quarter and is now down 5.03% year-to-date. In the first quarter the key reason for the difficulties in REIT prices appeared to be technical -- the continued strength in the U.S. equity market led many non-dedicated real estate investors to move funds to the broad market from the REIT sector. However, in the second quarter the discussion with regard to the continuation of price weakness led to a greater focus on real estate fundamentals going forward. As the U.S. real estate cycle continues to age, the level of new construction has begun to raise concerns among a spectrum of public and private real estate industry participants. Markets are now being gauged for a view as to when supply will surpass demand. Since the public market tends to look forward, we can expect multiples to contract in anticipation of a deterioration in fundamentals.

After three years of strong performance, the sector is faced with competing rallying cries of both REIT bulls and bears. One group of analysts finds value in the sector by demonstrating the large disparity between the relative average multiple of the S&P 500 versus REITs. These analysts also cite REITs for their defensive characteristics and for providing portfolio diversification. The bears point to the cyclical nature of the real estate asset class and argue that multiples have begun to

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

contract in anticipation of a slowdown in the rate of return in U.S. commercial real estate and an eventual downturn in capital values. Other favorite criticisms brought forth by the bears include the notion that REITs' reliance on raising equity capital to grow creates a supply-demand imbalance for REIT shares, thus keeping a ceiling on share prices. This opinion reflects the idea that non-dedicated investors will continue to avoid the sector; in addition, it is not clear how much demand will be provided by value-oriented investors or those investors searching for defensive vehicles.

As we have discussed, the multifamily and industrial markets have already achieved equilibrium, with limited pockets of current supply problems. Despite a rapidly accelerating pace of new office development, the potential for widespread occupancy pressures from this sector does not appear on the horizon until 1999 or 2000. New development is confined primarily to sunbelt suburban locations and is only lightly scattered in a number of central business districts. In the hotel sector, although recent concerns were focused on the limited service segment of the market, the cautionary yellow flag is now being waved for each of the categories. The reason that potential oversupply in the hotel sector creates greater concern than other sectors is that the typical lease in a hotel is for only one night and, as a result, economics can deteriorate rapidly. In light of the strong economy, retail sales have been buoyant resulting in strong results for retailers and greater demand to open new stores. We expect new development to meet this demand.

It is not surprising that the equity offering calendar has become very light and the few deals that were completed in the quarter were priced at far lower levels than were desired by issuers. We expect that, given current valuations, a number of the IPOs that have been filed will be postponed until the market can recover. In addition, a number of companies that have made large acquisitions and had expected to complete equity follow-on offerings need to study their alternatives carefully. Clearly, if current pricing levels persist, the rapid pace of equity securitization will slow as companies will be reluctant (or unable) to raise equity capital to finance their growth. This should apply to both acquisitions financed by cash as well as the trend of trading property for shares with institutional investors and private companies. Finally, we expect that the merger environment may heat-up as some companies are trading at or below valuation levels that approximate their private real estate value.

The current market also may require a change of focus by the majority of the REIT analyst community. The recent focus has been on setting targets for a company's annual acquisitions pace and utilizing these targets to establish estimates of funds from operations ("FFO") per share. Since this analysis is highly dependent on projecting future equity issuance and the corresponding price for that issuance, current FFO estimates have become suspect. Our style of focusing on net asset value ("NAV") per share does not face this issue. However, to the extent we have attributed some portion of the NAV to "development value" we must analyze the feasibility of a REIT completing its identified projects. We have spent considerable time discussing the attitude of management toward enhancing shareholder value by focusing on internal growth, development and redevelopment of assets as well as stock buybacks and the sale of non-strategic assets.

The REIT market has come under pressure by selling from non-dedicated investors; these investors were most heavily concentrated in the larger capitalization companies, particularly those companies focusing in the office and hotel sectors (which have been the two best performing sectors over the course of the last three years). We have continued to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. As a result, we have added a number of large cap companies that have faced the greatest price compression. From a top-down perspective, we have significantly added to the office sector as a result of price declines. We have attempted to overweight the office sector previously due to favorable fundamentals, but lofty prices caused us to temper that overweighting. These high prices had been the result of external growth expectations, which are in the process of being downgraded. Despite the price pressure in the hotel sector, we have modestly decreased our exposure due to the concerns discussed above. In order to pay for the addition to office, we have decreased our exposure to both multifamily and healthcare. These two sectors have been modestly valued and have not suffered the same declines in share price.

July 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------

COMMON STOCKS (92.9%)
  DIVERSIFIED (8.7%)
      2,700   Capital Automotive REIT..........................  $    38
        600   Crescent Real Estate Equities Co. REIT...........       20
     20,600   Pacific Gulf Properties, Inc. REIT...............      446
     10,500   Pennsylvania REIT................................      233
      5,000   Vornado Realty Trust REIT........................      199
  (a)27,607   Wellsford Real Properties, Inc...................      390
                                                                 -------
                                                                   1,326
                                                                 -------
  LODGING AND RESORTS (7.9%)
   (a)8,000   CapStar Hotel Co.................................      224
  (a)12,000   Host Marriott Corp...............................      214
     14,187   Starwood Lodging Trust REIT......................      685
   (a)4,800   Station Casinos, Inc.............................       71
                                                                 -------
                                                                   1,194
                                                                 -------
  OFFICE/INDUSTRIAL (38.1%)
    INDUSTRIAL (2.1%)
      1,700   Meridian Industrial Trust, Inc. REIT.............       39
     16,700   Prime Group Realty Trust REIT....................      286
                                                                 -------
                                                                     325
                                                                 -------
    OFFICE/INDUSTRIAL--MIXED (4.2%)
      8,800   Bedford Property Investors, Inc. REIT............      161
      7,100   Reckson Associates Realty Corp. REIT.............      168
      8,100   Spieker Properties, Inc. REIT....................      314
                                                                 -------
                                                                     643
                                                                 -------
    OFFICE (31.8%)
     29,300   Arden Realty Group, Inc..........................      758
     25,000   Brandywine Realty Trust REIT.....................      559
     47,600   Brookfield Properties Corp.......................      655
     24,700   CarrAmerica Realty Corp. REIT....................      701
     21,087   Equity Office Properties Trust REIT..............      598
     22,000   Great Lakes, Inc. REIT...........................      384
      7,000   Kilroy Realty Corp. REIT.........................      175
      6,900   Mack-Cali Realty Corp. REIT......................      237
     10,400   SL Green Realty Corp. REIT.......................      234
     23,900   Trizec Hahn Corp.................................      512
                                                                 -------
                                                                   4,813
                                                                 -------
  TOTAL OFFICE/INDUSTRIAL......................................    5,781
                                                                 -------
  OTHER (0.2%)
  (a)10,848   Atlantic Gulf Communities Corp...................       22
   (a)1,168   Reckson Services Industries, Inc.................        4
                                                                 -------
                                                                      26
                                                                 -------
  RESIDENTIAL (19.1%)
    RESIDENTIAL APARTMENTS (13.5%)
     16,500   Avalon Bay Communities, Inc. REIT................      627
      4,500   Equity Residential Properties Trust REIT.........      214
     15,400   Essex Property Trust, Inc. REIT..................      477
      7,800   Irvine Apartment Communities, Inc. REIT..........      226
     18,183   Security Capital Atlantic, Inc. REIT.............      406
      2,100   Security Capital Pacific Trust REIT..............       47
      1,600   Smith (Charles E.) Residential Realty, Inc.
                REIT...........................................       51
                                                                 -------
                                                                   2,048
                                                                 -------

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------
    RESIDENTIAL MANUFACTURED HOMES (5.6%)
     21,400   Chateau Properties, Inc. REIT....................  $   615
      1,300   Manufactured Home Communities, Inc. REIT.........       31
      6,300   Sun Communities, Inc. REIT.......................      209
                                                                 -------
                                                                     855
                                                                 -------
  TOTAL RESIDENTIAL............................................    2,903
                                                                 -------
  RETAIL (16.8%)
    RETAIL REGIONAL MALLS (6.9%)
      8,000   CBL & Associates Properties, Inc. REIT...........      194
     40,100   Taubman Centers, Inc. REIT.......................      571
      8,700   Urban Shopping Centers, Inc. REIT................      274
                                                                 -------
                                                                   1,039
                                                                 -------
    RETAIL STRIP CENTERS (9.9%)
     32,400   Burnham Pacific Property Trust REIT..............      460
     25,400   Federal Realty Investment Trust REIT.............      611
      9,100   Pan Pacific Retail Properties, Inc. REIT.........      176
        100   Ramco-Gershenson Properties Trust REIT...........        2
      9,900   Regency Realty Corp..............................      249
                                                                 -------
                                                                   1,498
                                                                 -------
  TOTAL RETAIL.................................................    2,537
                                                                 -------
  SELF STORAGE (2.1%)
      5,300   Public Storage, Inc. REIT........................      149
      6,100   Shurgard Storage Centers, Inc., Series A REIT....      169
                                                                 -------
                                                                     318
                                                                 -------
  TOTAL COMMON STOCK (COST $14,355)............................   14,085
                                                                 -------
  PREFERRED STOCK (0.1%)
    OTHER (0.1%)
   (a)1,401   Atlantic Gulf Communities Corp. (COST $14).......       10
                                                                 -------
  CONVERTIBLE PREFERRED STOCKS (0.3%)
    OTHER (0.1%)
   (a)2,003   Atlantic Gulf Communities Corp., Series B........       14
                                                                 -------
    RETAIL STRIP CENTERS (0.2%)
      1,100   First Washington Realty Trust, Series A REIT.....       32
                                                                 -------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $54)................       46
                                                                 -------

  NO. OF
 WARRANTS
-----------

WARRANTS (0.0%)
  OTHER (0.0%)
 (a,d)2,812   Atlantic Gulf Communities Corp., Class A,
                expiring 6/24/04...............................        1
 (a,d)2,812   Atlantic Gulf Communities Corp., Class B,
                expiring 6/24/04...............................        1
 (a,d)2,812   Atlantic Gulf Communities Corp., Class C,
                expiring 6/24/04...............................        1
                                                                 -------
TOTAL WARRANTS (COST $0).......................................        3
                                                                 -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

   FACE
  AMOUNT                                                           VALUE
   (000)                                                           (000)
------------------------------------------------------------------------

SHORT-TERM INVESTMENT (7.2%)
   REPURCHASE AGREEMENT (7.2%)
     $1,089   Chase Securities, Inc. 5.40%, dated 6/30/98, due
                7/1/98, to be repurchased at $1,089,
                collateralized by U.S. Treasury Bonds, 11.25%,
                due 2/15/15, valued at $1,118
                (COST $1,089)..................................  $ 1,089
                                                                 -------
TOTAL INVESTMENTS (100.5%) (COST $15,512)............................................   15,233
                                                                                        -------
OTHER ASSETS (1.1%)
  Cash......................................................................  $     1
  Dividends Receivable......................................................      121
  Receivable for Investments Sold...........................................       35
  Receivable for Portfolio Shares Sold......................................       15
  Other.....................................................................        3      175
                                                                              -------
LIABILITIES ( -1.6%)
  Payable for Investments Purchased.........................................     (211)
  Custodian Fees Payable....................................................      (13)
  Professional Fees Payable.................................................      (13)
  Investment Advisory Fees Payable..........................................       (6)
  Administrative Fees Payable...............................................       (3)
  Payable for Portfolio Shares Redeemed.....................................       (2)
  Other Liabilities.........................................................       (3)    (251)
                                                                              -------   -------
NET ASSETS (100%)...........................................................            $15,157
                                                                                        -------
                                                                                        -------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 1,393,765 outstanding $0.001 par value Shares (authorized 500,000,000
  shares)............................................................................   $10.87
                                                                                        -------
                                                                                        -------
NET ASSETS CONSIST OF:
Paid in Capital......................................................................   $14,861
Undistributed Net Investment Income..................................................      320
Accumulated Net Realized Gain........................................................      255
Unrealized Depreciation on Investments...............................................     (279)
                                                                                        -------
NET ASSETS...........................................................................   $15,157
                                                                                        -------
                                                                                        -------

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- See note A-1 to financial statements.
REIT  --  Real Estate Investment Trust

----------------------------------------------------------------

----------------------------------------------------------------

At June 30, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                   NET
  COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
  (000)         (000)            (000)            (000)
---------  ---------------  ---------------  ---------------
$  15,512     $     188        $    (467)       $    (279)

For the six months ended June 30, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $10,735,000 and $8,297,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 1998.

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                       SIX MONTHS ENDED
                                          JUNE 30, 1998
                                            (UNAUDITED)
                                                  (000)
-------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                 $  372
  Interest                                      20
                                            ------
    Total Income                               392
                                            ------
EXPENSES:
  Investment Advisory Fees                      55
  Less: Fees Waived                            (32)
                                            ------
  Net Investment Advisory Fees                  23
  Administrative Fees                           19
  Shareholder Reports                           14
  Professional Fees                             10
  Custodian Fees                                 8
  Directors' Fees and Expenses                   1
  Other                                          1
                                            ------
    Net Expenses                                76
                                            ------
Net Investment Income                          316
                                            ------
NET REALIZED GAIN ON:
  Investments Sold                             164
                                            ------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                               (1,132)
                                            ------
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                   (968)
                                            ------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                           $ (652)
                                            ------
                                            ------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                       SIX MONTHS ENDED                  PERIOD FROM
                                          JUNE 30, 1998               MARCH 3, 1997*
                                            (UNAUDITED)         TO DECEMBER 31, 1997
                                                  (000)                        (000)
------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                    $   316                 $   193
  Net Realized Gain                            164                     318
  Change in Unrealized
    Appreciation/Depreciation               (1,132)                    853
                                           -------                 -------
  Net Increase/Decrease in Net Assets
    Resulting from Operations                 (652)                  1,364
                                           -------                 -------
DISTRIBUTIONS:
  Net Investment Income                         --                    (189)
  Net Realized Gain                             --                    (227)
                                           -------                 -------
  Total Distributions                           --                    (416)
                                           -------                 -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                  5,902                  13,434
 Distributions Reinvested                       --                     228
 Redeemed                                   (3,148)                 (1,555)
                                           -------                 -------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions           2,754                  12,107
                                           -------                 -------
 Total Increase in Net Assets                2,102                  13,055
NET ASSETS:
  Beginning of Period                       13,055                      --
                                           -------                 -------
  End of Period (Including
    undistributed net investment
    income of $320 and $4,
    respectively)                          $15,157                 $13,055
                                           -------                 -------
                                           -------                 -------
------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                        533                   1,259
      Shares Issued on Distributions
       Reinvested                               --                      21
      Shares Redeemed                         (284)                   (135)
                                           -------                 -------
    Net Increase in Capital Shares
     Outstanding                               249                   1,145
                                           -------                 -------
                                           -------                 -------
------------------------------------------------------------------------------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                       SIX MONTHS ENDED            PERIOD FROM
                                          JUNE 30, 1998         MARCH 3, 1997*
SELECTED PER SHARE DATA AND RATIOS          (UNAUDITED)   TO DECEMBER 31, 1997
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $ 11.41              $ 10.00
                                           -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                       0.23                 0.17
  Net Realized and Unrealized
    Gain(Loss)                               (0.77)                1.61
                                           -------              -------
  Total From Investment Operations           (0.54)                1.78
                                           -------              -------
DISTRIBUTIONS
  Net Investment Income                         --                (0.17)
  Net Realized Gain                             --                (0.20)
                                           -------              -------
  Total Distributions                           --                (0.37)
                                           -------              -------
NET ASSET VALUE, END OF PERIOD             $ 10.87              $ 11.41
                                           -------              -------
                                           -------              -------
TOTAL RETURN                                 (4.73)%              17.99%
                                           -------              -------
                                           -------              -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)          $15,157              $13,055
Ratio of Expenses to Average Net
  Assets                                      1.10%**              1.10%**
Ratio of Net Investment Income to
  Average Net Assets                          4.57%**              3.14%**
Portfolio Turnover Rate                         63%                 114%
------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                 $  0.02              $  0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets              1.56%**              2.32%**
  Net Investment Income to Average
    Net Assets                                4.10%**              1.92%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements cover only the U.S. Real Estate Portfolio.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Asset Management Inc. has

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
agreed that in the event any of its initial shares which comprised the Fund at inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

9. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market.

11. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

12. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

13. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year are estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management Inc. ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the U.S. Real Estate Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                  FROM            MORE
                                 FIRST       $500 MILLION TO      THAN
PORTFOLIO                    $500 MILLION      $1 BILLION      $1 BILLION
--------------------------  ---------------  ---------------  -------------
U.S. Real Estate..........         0.80%            0.75%           0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Chase serves as custodian for the Fund's U.S. assets in accordance with a separate custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: At June 30, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Asset Management Inc.
 and Morgan Stanley Asset Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Asset Management Inc. and
 Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang

VICE PRESIDENT

James A. Gallo

VICE PRESIDENT

Harold J. Schaaff, Jr.

VICE PRESIDENT

Joseph P. Stadler

VICE PRESIDENT

Lorraine Truten

VICE PRESIDENT

Valerie Y. Lewis

SECRETARY

Joanna M. Haigney

TREASURER

Rene J. Feuerman

ASSISTANT TREASURER

Karl O. Hartmann

ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.